Exhibit 99.1

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
SOUTHERN DISTRICT OF CALIFORNIA

In Re:		CHAPTER 11 (BUSINESS)

IMAGENETIX, INC.,		CASE NO. ______	12-16423 MM11
OPERATING REPORT NO. 8
	Debtor(s).	FOR THE MONTH ENDING:
7/31/2013

I.  CASH RECEIPTS AND DISBURSEMENTS

A.  (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		$962,822.62

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		$811,330.73

3. BEGINNING BALANCE		$151,491.89

4. RECEIPTS DURING CURRENT PERIOD:

ACCOUNTS RECEIVABLE - PRE-FILING	$-
ACCOUNTS RECEIVABLE - POST-FILING	$69,372.00
GENERAL SALES	$-
OTHER (SPECIFY) _Customer deposits on future sales_	$15,000.00
OTHER ** (SPECIFY) ________________	$-

TOTAL RECEIPTS THIS PERIOD:		$84,372.00
5. BALANCE:		$235,863.89

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

TRANSFERS TO OTHER DIP ACCOUNTS	$-
DISBURSEMENTS	$133,368.63
TOTAL DISBURSEMENTS THIS PERIOD***:		$133,368.63

7. ENDING BALANCE:		$102,495.26

8. GENERAL ACCOUNT NUMBER ____xxxxxx8451__________________________

DEPOSITORY NAME AND LOCATION _California Bank & Trust, 16796 Bernardo Center Dr.,

__________________________________________________San Diego, CA 92128__________________________________________________

*	All receipts must be deposited into the general account.
**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***	This amount should be the same as the total from page 2.

IX.  BALANCE SHEET

(ACCRUAL BASIS ONLY)

	Current Month End

ASSETS
Current Assets:
Unrestricted Cash	$102,795.26
Restricted Cash
Accounts Receivable	$408,748.23
Inventory	$57,338.26
Notes Receivable
Prepaid Expenses
Other (Itemize)
Total Current Assets		$568,881.75

Property, Plant, and Equipment	$254,873.45
Accumulated Depreciation/Depletion	$(250,944.87)
Net Property, Plan, and Equipment		$3,928.58

Other Assets (Net of Amortization):
Due from Insiders
Other (Itemized) See page 12 disclosure attached	$56,061.90
Total Other Assets		$56,061.90

TOTAL ASSETS		$628,872.23

LIABILITIES
Post-Petition Liabilities:
Accounts Payable	$95,050.82
Taxes Payable
Notes Payable
Professional Fees	$112,347.54
Secured Debt
Other (Itemized) See page 12 disclosure attached	$109,551.49
Total Post-Petition Liabilities		$316,949.85

Pre-Petition Liabilities:
Secured Liabilities	$4,240,134.23
Priority Liabilities	$1,895.00
Unsecured Liabilities	$949,628.01
Other (Itemized) See page 12 disclosure attached	$21,039.60
Total Pre-Petition Liabilities		$5,212,696.84

TOTAL LIABILITIES		$5,529,646.69

EQUITY:
Pre-Petition Owners' Equity	$(5,337,578.31)
Post-Petition Profit/(Loss)	$436,803.85
Direct Charges to Equity

TOTAL EQUITY		$(4,900,774.46)

TOTAL LIABILITIES & EQUITY		$628,872.23

IX.  PROFIT AND LOSS STATEMENT

(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	$101,800.85	$1,628,785.11
Less: Returns/Discounts	(_____________ )	(_____________ )
Net Sales/Revenue	$101,800.85	$1,628,785.11

Cost of Goods Sold:
Beginning Inventory at cost	$65,196.96	$22,488.00
Purchases	$17,226.89	$305,427.60
Less: Ending Inventory at cost	$(57,388.26)	$(57,338.26)
Cost of Goods Sold (COGS)	$25,035.59	$270,577.34

Gross Profit	$76,765.26	$1,358,207.77

Other Operating Income (Itemize)

Operating Expenses:
Payroll - Insiders	$29,321.20	$226,505.40
Payroll - Other Employees	$14,635.92	$111,138.08
Payroll Taxes	$3,680.18	$27,215.06
Other Taxes (Itemize)
Depreciation and Amortization	$1,436.40	$26,031.31
Rent Expense - Real Property	$9,645.40	$67,517.80
Lease Expense - Personal Property
Insurance	$4,204.44	$42,979.47
Real Property Taxes	$-	$2,178.97
Telephone and Utilities	$3,838.66	$26,190.51
Repairs and Maintenance
Travel and Entertainment (Itemize) business meals and parking	$427.02	$4,221.31
Miscellaneous Operating Expenses (Itemize) see attached	$10,385.34	$55,838.12
Total Operating Expenses	$(77,574.56)	$(589,816.03)

Net Gain/(Loss) from Operations	$(809.30)	$768,391.74

Non-Operating Income:
Interest Income
Net Gain on Sale of Assets (Itemize)
Other (Itemize)	$-	$42,899.00
Total Non-Operating Income	$-	$42,899.00

Non-Operating Expense:
Interest Expense	$4,626.11	$33,860.83
Legal and Professional (Itemize)	$26,318.17	$340,626.06
Other (Itemize)
Total Non-Operating Expenses	$(30,944.28)	$(374,486.89)

NET INCOME/(LOSS)	$(31,753.58)	$436,803.85